                                                                     Exhibit (9)



                               CONSENT OF COUNSEL




              I hereby consent to the use of and reference to my name under the caption "Legal Matters" in the Statement of Additional Information filed that is included in the Post-Effective Amendment No. 4 of the Registration Statement on Form N-4 (File No.33-65195) for the Providentmutual Variable Annuity Separate Account, under the Securities Act of 1933 and the Investment Company Act of 1940.

                                                        /s/ James G. Potter, Jr.
                                                        ------------------------
                                                        James G. Potter, Jr.